(GVLU)	Gotham 1000 Value ETF
Listed on NYSE Arca, Inc.

PROSPECTUS

January 31, 2023

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Gotham 1000 Value ETF – FUND SUMMARY

Investment Objective

The Gotham 1000 Value ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Less: Fee Waiver	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.50%

(1)	The Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), a Tidal Financial Group company, has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Excluded Expenses”)) to 0.50% of the Fund’s average daily net assets through at least January 31, 2024. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver will be greater than 0.50%. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal ETF Trust (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The management fee waiver discussed above is reflected only through January 31, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$193	$347	$796

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal period from June 7, 2022 (commencement of operations) through September 30, 2022, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by generally investing in equity securities of 400-600 mid- to large-capitalization companies chosen from a universe of the largest 1,400 companies listed on U.S. stock exchanges measured by market capitalization. The Fund utilizes a strategy implemented by Gotham Asset Management, LLC, the Fund’s investment sub-adviser (“Gotham” or the “Sub-Adviser”), where the portfolio is weighted towards those companies priced at the largest discount to the Sub-Adviser’s assessment of value, subject to pre-specified risk and diversification constraints.

The Sub-Adviser seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on the Sub-Adviser’s proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute (compared to historical valuations) and relative (compared to other publicly-traded companies in the investment universe) basis. This approach consists of:

●	Researching and analyzing each company in the Sub-Adviser’s coverage universe (the largest 1,400 companies listed on U.S. stock exchanges measured by market capitalization) according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Sub-Adviser’s valuation methodology or companies judged by the Sub-Adviser to have questionable financial reporting (which may include concerns about potential financial misconduct);

●	Updating the Sub-Adviser’s analysis based on company earning releases, annual (Form 10-K), and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording the Sub-Adviser’s analysis in a centralized database enabling the Sub-Adviser to compare companies and identify equity securities of companies to purchase based on the Sub-Adviser’s assessment of value.

The Fund’s portfolio is generally rebalanced at least monthly, and may be rebalanced as often as daily, in order to manage risk and reposition the portfolio to reflect earnings releases, stock price movements, and other new information related to particular companies. The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in high portfolio turnover.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund - Principal Risks of Investing in the Fund.”

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, in which the Fund primarily invests, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors. Factors that could impact the market value of an equity security include a company’s business performance, investor perceptions, stock market trends and general economic conditions.

General Market Risk. Securities markets and individual securities may increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility”, and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

Value Style Risk. The Sub-Adviser intends to buy securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values or because the Sub-Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. The Fund’s performance may be negatively affected if the Sub-Adviser determines (or otherwise needs) to sell a value stock before the market recognizes the stock’s full value.

Database Error Risk. The investment strategy used by the Sub-Adviser relies on proprietary databases and third-party data sources. Data entries made by the Sub-Adviser’s team of financial analysts or third parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information.

Systems Risk. The Fund depends on the Sub-Adviser to develop and implement appropriate systems to provide sub-advisory services. The Sub-Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Newer Fund Risk. The Fund is a recently organized management investment company with limited history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.GothamETFs.com/gvlu.

Management

Investment Adviser

Toroso Investments, LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Investment Sub-Adviser

Gotham Asset Management, LLC serves as investment sub-adviser to the Fund.

Portfolio Managers

Joel Greenblatt, Managing Principal and Co-Chief Investment Officer for the Sub-Adviser, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in 2022.

Robert Goldstein, Managing Principal and Co-Chief Investment Officer for the Sub-Adviser, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in 2022.

Michael Venuto, Chief Investment Officer for the Adviser, oversees trading and execution for the Fund and has been a portfolio manager of the Fund since its inception in 2022.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, oversees trading and execution for the Fund and has been a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.GothamETFs.com/gvlu.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Gotham 1000 Value ETF (the “Fund”) seeks long-term capital appreciation.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board and written notice to shareholders.

Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the section titled “Fund Summary—Principal Investment Strategies” above.

The Fund’s portfolio is generally rebalanced at least monthly, and may be rebalanced as often as daily, in order to manage risk and reposition the portfolio to reflect earnings releases, stock price movements, and other new information related to particular companies. It is also rebalanced as necessary due to capital flows, corporate actions, and other external events. The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in high portfolio turnover.

Temporary Defensive Strategies

For temporary defensive purposes during adverse market, economic, political, or other conditions, the Fund may invest in cash or cash equivalents or short-term instruments such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Principal Risks of Investing in the Fund

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objectives. The following risks are the principal risks of the Fund and could affect the value of your performance in the Fund:

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, in which the Fund principally invests, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors. Factors that could impact the market value of an equity security include a company’s business performance, investor perceptions, stock market trends and general economic conditions.

General Market Risk. Securities markets and individual securities may increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility”, and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

Value Style Risk. The Sub-Adviser intends to buy securities, on behalf of the Fund, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values or because the Sub-Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. The Fund’s performance may be negatively affected if the Sub-Adviser determines (or otherwise needs) to sell a value stock before the market recognizes the stock’s full value.

Database Error Risk. The investment strategy used by the Sub-Adviser relies on proprietary databases and third-party data sources. Data entries made by the Sub-Adviser’s team of financial analysts or third-parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Sub-Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

Systems Risk. The Fund depends on the Sub-Adviser to develop and implement appropriate systems to provide sub-advisory services. The Sub-Adviser relies extensively on computer programs and systems to implement and monitor the Fund’s investment strategy. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Sub-Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Sub-Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Newer Fund Risk. The Fund is a recently organized management investment company with limited history. As a result, prospective investors have a limited record or history on which to base their investment decisions.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

ETF Risks.

○	APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid-ask” spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

○	Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

PORTFOLIO HOLDINGS INFORMATION

Information about the Fund’s daily portfolio holdings is available on the Fund’s website at www.GothamETFs.com/gvlu. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

Toroso Investments, LLC, a Tidal Financial Group company, located at 898 N. Broadway, Suite 2, Massapequa, New York 11758, is an SEC-registered investment adviser and a Delaware limited liability company. Toroso was founded in and has been managing investment companies since March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of December 31, 2022, Toroso had assets under management of approximately $5.5 billion and served as the investment adviser or sub-adviser for 89 registered funds.

Toroso serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate.

For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. For the fiscal period ended September 30, 2022, the Adviser received an aggregate fee of 0.50% (net of fee waiver) of average net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for Excluded Expenses.

The Adviser has further agreed to reduce its unitary management fee to 0.50% of the Fund’s average daily net assets through at least January 31, 2024. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver in the Fees and Expenses table will be greater than 0.50%. This agreement to waive fees may be terminated only by, or with the consent of, the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This agreement may not be terminated by the Adviser without the consent of the Board.

Sub-Adviser

Gotham Asset Management, LLC, a registered investment adviser located at 825 Third Avenue, Suite 1750, New York, New York 10022, serves as investment sub- adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and Sub-Adviser (the “Sub-Advisory Agreement”). Gotham provides portfolio management services to mutual funds, private funds, separately managed accounts and the Fund. Gotham also serves as investment sub-adviser to one other series of the Trust, the Gotham Enhanced 500 ETF, which is offered in a separate prospectus. As of December 31, 2022, Gotham had assets under management of approximately $2.9 billion.

The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser may also be responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, however, trading is currently being effected by the Adviser. For its services, the Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund, except for the sub-advisory fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations for the Fund, the Adviser has agreed to pay to the Sub-Adviser the profits, if any, generated by the Fund’s unitary management fee. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal ETF Services, LLC, a Tidal Financial Group company, the Fund’s administrator and an affiliate of the Adviser. See the section of the SAI titled “Administrator” for additional information about the Fund’s administrator.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended September 30, 2022.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) have served as portfolio managers of the Fund since its inception in 2022. Joel Greenblatt and Robert Goldstein are jointly and primarily responsible for the day-to-day management of the Fund, and Messrs. Venuto and Ragauss oversee trading and execution for the Fund.

Joel Greenblatt, Managing Principal and Co-Chief Investment Officer for the Sub-Adviser

Mr. Greenblatt serves as a Managing Principal and Co-Chief Investment Officer of the Sub-Adviser, the successor to the investment advisory business of Gotham Capital, an investment firm he founded in 1985. For over two decades, Mr. Greenblatt was a professor on the adjunct faculty at Columbia Business School teaching “Value and Special Situation Investing.” Mr. Greenblatt serves on the Board of Directors of Pzena Investment Management, Inc., a global investment management firm. He formerly served on the Investment Boards of the University of Pennsylvania and the UJA Federation. Mr. Greenblatt is a New York Times bestselling author of “The Little Book that Beats the Market (Wiley, 2005), as well as “You Can Be A Stock Market Genius” (Simon & Schuster, 1997), “The Little Book that Still Beats the Market” (Wiley, 2010), “The Big Secret for the Small Investor” (Random House, 2011), and “Common Sense: The Investor’s Guide to Equality, Opportunity”, and “Growth” (Columbia Business School Publishing, 2020).  He was formerly the Chairman of the Board of Alliant Techsystems, an NYSE-listed aerospace and defense contractor. He holds a BS (1979), and an MBA (1980) from the Wharton School of the University of Pennsylvania.

Robert Goldstein, Managing Principal and Co-Chief Investment Officer for the Sub-Adviser

Mr. Goldstein serves as a Managing Principal and Co-Chief Investment Officer of the Sub-Adviser, the successor to the investment advisory business of Gotham Capital, which he joined in 1989. Mr. Goldstein also founded and served as Managing Partner (1989 – 1997) of Metropolis Partners, a value and special situation investment partnership managing capital on behalf of institutions and wealthy individuals before returning capital to outside investors at the end of 1997. Mr. Goldstein currently serves on the Board of Trustees of the Museum of the City of New York. He holds a BA (1988), magna cum laude, from Tufts University.

Michael Venuto, Chief Investment Officer for the Adviser

Mr. Venuto is a co-founder and has been the Chief Investment Officer of the Adviser since 2012. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Mr. Ragauss serves as Portfolio Manager at the Adviser, having joined the Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P., from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

The Fund’s SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Trust and the Adviser (as described below).

Fair Value Pricing

Consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Valuation Designee will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the Adviser’s fair value methodologies, subject to oversight by the Board. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or Sub-Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust or rule under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gains to shareholders will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.GothamETFs.com/gvlu.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Sub-Adviser, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Delaware law permits the governing documents of a statutory trust to expand, restrict or eliminate the fiduciary duties that trustees, shareholders or other persons might otherwise be subject to, and replace them with the standards set forth in the Trust’s governing documents.

The Trust’s Declaration of Trust provides that the Trustees shall not be subject to fiduciary duties except as set forth in the Declaration of Trust. The foregoing relates specifically to Delaware laws. Nothing in the Declaration of Trust modifying, restricting or eliminating the duties or liabilities of trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the fiscal period from June 7, 2022 (commencement of operations) to September 30, 2022. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

For a capital share outstanding throughout the period

Period Ended September 30, 2022 (1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.13
Net realized and unrealized gain (loss) on investments	(3.45)
Total from investment operations	(3.32)

Less Distributions:
From net investment income	—
Total distributions	—

Net asset value, end of period	$16.68
Total Return (3)(4)	(16.58)%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$33.4
Portfolio turnover rate (3)	52%
Ratio of expenses to average net assets
Before management fees waived (5)	0.65%
After management fees waived (5)	0.50%
Ratio of net investment income (loss) to average net assets
Before management fees waived (5)	2.07%
After management fees waived (5)	2.22%

(1)The Fund commenced operations on June 7, 2022. The information presented is from June 7, 2022 to September 30, 2022.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Data.

(5)Annualized.

Gotham 1000 Value ETF

Adviser	Toroso Investments, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Sub-Adviser	Gotham Asset Management, LLC 825 Third Avenue, Suite 1750 New York, New York 10022	Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212
Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, 29th Floor Philadelphia, Pennsylvania 19102

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated January 31, 2023, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal period.

You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Gotham 1000 Value ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 855-998-4779.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
●	Free of charge from the Fund’s Internet website at www.GothamETFs.com/gvlu; or
●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23377)